Exhibit 99.2

Vireo Growth Inc. Partners with Ace Ventures to Establish New York’s First Minority-owned Vertically Integrated Medical Cannabis Operator

Majority ownership of Vireo Health of New York to transfer to MWBE-led Ace Ventures; partnership reinforces long-term alignment with New York’s social equity framework

MINNEAPOLIS – April 3, 2026 – Vireo Growth Inc. (“Vireo”) (CSE: VREO; OTCQX: VREOF) today announced a strategic partnership with Ace Venture of NY, LLC (“Ace”), a New York-based Minority & Women-Owned Business Enterprise led by lifelong New Yorker Steven Acevedo, to establish what is expected to become New York’s first scaled social equity operator emerging from the state’s first minority-owned vertically integrated medical cannabis license.

The partnership was developed under the leadership of Chief Executive Officer John Mazarakis and reflects Vireo’s commitment to advancing New York’s vision for a responsible, inclusive, and community-oriented cannabis industry.

Under the agreement, Ace will assume a 51% ownership interest in Vireo Health of New York, LLC (“Vireo NY”), establishing a majority social equity-owned platform supported by Vireo’s longstanding operational expertise, compliance infrastructure, and regulatory experience that Vireo has built in New York since 2014.

By pairing local leadership with one of the most established operating platforms in the state, the transaction is designed to create a durable enterprise aligned with regulatory priorities and long-term growth. Vireo NY operates one of the state’s most developed cannabis platforms, with cultivation, manufacturing, and retail infrastructure built over more than a decade of regulated medical operations. Vireo will continue to provide operational support to ensure regulatory compliance, product quality, and operational excellence as the majority social equity-owned platform expands. John Mazarakis, as CEO of Vireo Health, Inc. and Steven Acevedo will serve on the board of managers of Vireo NY.

Steven Acevedo commented, “New York’s cannabis industry must reflect the communities it serves. I’ve spent my career building relationships across neighborhoods, community organizations, and business leaders throughout this state, and I believe this moment is about pairing that local trust with real operating strength.

I first met John when he was at Chicago Atlantic, and what stood out immediately was his discipline, integrity, and long-term mindset. When he stepped into leadership at Vireo, it was clear the company would continue building with seriousness and respect for the regulatory framework.

Vireo has developed one of the most established platforms in New York, and Chicago Atlantic has consistently demonstrated thoughtful, responsible capital stewardship in this industry. This partnership is built on trust and shared values, and I’m proud to work alongside John and the Vireo team to build something durable and community-centered for New York.”

Mr. Acevedo also expressed deep gratitude to the many leaders whose vision and commitment made this partnership possible: “This milestone would not have been achievable without the unwavering dedication of those who have championed equity in New York's cannabis industry. I want to personally thank Governor Hochul for her leadership in ensuring that social equity remains central to New York's cannabis framework, Assembly Majority Leader Crystal D. Peoples-Stokes for her tireless advocacy on behalf of communities that have long been left behind, and Senator Liz Krueger for her foundational work in shaping legislation that made this moment possible. I also want to acknowledge John Mazarakis - his integrity, patience, and genuine commitment to building something meaningful made him the right partner from day one. To everyone in the state who believed that equity and excellence could coexist in this industry: this is for you.”

John Mazarakis, Chief Executive Officer of Vireo commented, “We’re excited to reach this agreement with Ace, which will bring tremendous leadership to New York’s cannabis community. We are eager to support Ace’s market entry through our ongoing operating agreement, and anticipate meaningful opportunities for our organization to collaborate with the Ace team in the future. This partnership reflects our belief that social equity and operational excellence must go hand in hand. Steven brings meaningful community credibility and leadership, and together we are committed to building a platform that aligns with New York’s regulatory framework and long-term objectives.”

About Ace Ventures

ACE Venture of NY, LLC is a New York-based, Minority & Women-Owned Business Entity (MWBE) partnership. ACE Ventures was founded by lifelong New Yorker Steven Acevedo with the goal of bringing together a team of entrepreneurs with deep experience in every aspect of the cannabis business. The entities mission is to bring unparalleled medical, scientific, and operational expertise to the cannabis industry while investing in communities that have been disproportionately affected by the War on Drugs, with a goal of creating a profitable company with high-quality products, while making social consciousness the function of the entire industry – not simply a feature.

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Contact Information

Joe Duxbury

investor@vireogrowth.com

612-314-8995

Tamaki Sakai

pr@aceventuresny.com

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding expectations around the proposed transactions involving Ace Ventures, including the proposed social equity operations, the entry into a long-term services agreement between the parties, the post-close composition of the board of managers of Vireo NY and the future collaboration between the Company and Ace. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing of closing of the proposed transaction and receipt of required regulatory approvals in connection therewith; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.